                                                                    Exhibit 99.2

           AMENDMENT NO. 10 AND WAIVER TO LOAN AND SECURITY AGREEMENT

      AMENDMENT NO. 10 AND WAIVER TO LOAN AND SECURITY AGREEMENT (this
"Amendment"), dated as of March 29, 2007, by and among Handy &  Harman, a New
York corporation ("Parent"), OMG, Inc., a Delaware corporation formerly known as Olympic Manufacturing Group, Inc. ("OMG"), Continental Industries, Inc.,
an Oklahoma corporation ("Continental"), Maryland Specialty Wire, Inc., a
Delaware corporation ("Maryland Wire"), Handy &  Harman Tube Company, Inc., a
Delaware corporation ("H& H Tube"), Camdel Metals Corporation, a Delaware
corporation ("Camdel"), Canfield Metal Coating Corporation, a Delaware
corporation ("Canfield"), Micro-Tube Fabricators, Inc., a Delaware
corporation ("Micro-Tube"), Indiana Tube Corporation, a Delaware corporation
("Indiana Tube"), Lucas-Milhaupt, Inc., a Wisconsin corporation ("Lucas"),
Handy &  Harman Electronic Materials Corporation, a Florida corporation ("H& H
Electronic"), Sumco Inc., an Indiana corporation ("Sumco"), OMG Roofing,
Inc., a Delaware corporation ("OMG Roofing" and together with Parent, OMG,
Continental, Maryland Wire, H& H Tube, Camdel, Canfield, Micro-Tube, Indiana
Tube, Lucas, H& H Electronic and Sumco each individually, a "Borrower" and collectively, "Borrowers"), Handy &  Harman of Canada, Limited, an Ontario
corporation ("H& H Canada"), ele Corporation, a California corporation
("ele"), Alloy Ring Service Inc., a Delaware corporation ("Alloy"), Daniel
Radiator Corporation, a Texas corporation ("Daniel"), H& H Productions, Inc., a Delaware corporation ("H& H Productions"), Handy &  Harman Automotive Group,
Inc., a Delaware corporation ("H& H Auto"), Handy &  Harman International,
Ltd., a Delaware corporation ("H& H International"), Handy &  Harman Peru,
Inc., a Delaware corporation ("H& H Peru"), KJ-VMI Realty, Inc., a Delaware corporation ("KVR"), Pal-Rath Realty, Inc., a Delaware corporation
("Pal-Rath"), Platina Laboratories, Inc., a Delaware corporation ("Platina"),
Sheffield Street Corporation, a Connecticut corporation ("Sheffield"), SWM,
Inc., a Delaware corporation ("SWM"), Willing B Wire Corporation, a Delaware corporation ("Willing" and together with H& H Canada, ele, Alloy, Daniel, H& H
Productions, H& H Auto, H& H International, H& H Peru, KVR, Pal-Rath, Platina,
Sheffield and SWM, each individually, a "Guarantor" and collectively,
"Guarantors"), Steel Partners II, L.P., successor by assignment from
Canpartners Investments IV, LLC, in its capacity as agent pursuant to the
Loan Agreement (as hereinafter defined) acting for the financial institutions party thereto as lenders (in such capacity, together with its successors and assigns, "Agent"), and the financial institutions party thereto as lenders
(collectively, "Lenders").  Capitalized terms used herein which are not otherwise defined herein shall have the respective meanings ascribed thereto in the Loan Agreement.

                              W I T N E S S E T H:

      WHEREAS, Agent, Lenders, Borrowers and Guarantors have entered into financing arrangements pursuant to which Lenders (or Agent on behalf of Lenders)
have made and may make loans and advances and provide other financial accommodations to Borrowers as set forth in the Loan and Security Agreement, dated March 31, 2004, by and among Agent, Lenders, Borrowers and Guarantors, as amended by Amendment No. 1 to Loan and Security Agreement, dated as of October
29, 2004, Amendment No. 2 to Loan and Security Agreement, dated as of May 20,
2005, Amendment No. 3 and Waiver to Loan and Security Agreement, dated as of
December 29, 2005, Consent and Amendment No. 4 to Loan and Security Agreement,

dated as of January 24, 2006, Consent and Amendment No. 5 to Loan and Security
Agreement, dated as of March 31, 2006, Amendment No. 6 to Loan and Security
Agreement, dated as of July 18, 2006, Amendment No. 7 to Loan and Security
Agreement, dated as of October 30, 2006, Amendment No. 8 and Waiver to Loan and
Security Agreement dated as of December 28, 2006, and Consent and Amendment No.
9 to Loan and Security Agreement dated as of December 28, 2006 and as the same may hereafter be further amended, modified, supplemented, extended, renewed, restated or replaced, the "Loan Agreement"), and the other agreements, documents and instruments referred to therein or at any time executed and/or delivered in connection therewith or related thereto (all of the foregoing, together with the
Loan Agreement, as the same now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced, being collectively referred to herein as the "Financing Agreements");

      WHEREAS, Borrowers and Guarantors have requested that Agent and Lenders agree to (a) make certain amendments to the Loan Agreement and the other
Financing Agreements and (b) waive certain Events of Default under the Loan
Agreement, and Agent and Lenders are willing to agree to such amendments and waivers, subject to the terms and conditions contained herein.

      WHEREAS, by this Amendment, Borrowers, Guarantors, Agent and Lenders desire and intend to evidence such amendments and waivers;

      NOW THEREFORE, in consideration of the foregoing, and the respective agreements and covenants contained herein, the parties hereto agree as follows:

      1. DEFINITIONS.

            (a) ADDITIONAL DEFINITIONS. As used herein, the following terms shall have the following meanings given to them below, and the Loan Agreement and the other Financing Agreements are hereby amended to include, in addition and not in limitation, the following:

                  (i) "Amendment No. 10" shall mean this Amendment No. 10 and
Waiver to Loan Agreement by and among Borrowers, Guarantors, Agent and Lenders, as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

                  (ii) "Amendment No. 10 Effective Date" shall mean the first date on which all of the conditions precedent to the effectiveness of this
Amendment shall have been satisfied or shall have been waived by Agent.

                  (iii) "Indiana Tube Denmark" shall mean Indiana Tube Danmark
A/S, a Danish corporation, and its successors and assigns.

                  (iv) "Protechno France" shall mean Protechno, S.A., a French corporation, and its successors and assigns.

                  (v) "Specified OMG Roofing EBITDA Amount" shall mean (a)
$3,078,000 for the twelve (12) month period ending March 31, 2007; (b)

$2,736,000 for the twelve (12) month period ending April 30, 2007; (c)
$2,394,000 for the twelve (12) month period ending May 31, 2007; (d) $2,052,000 for the twelve (12) month period ending June 30, 2007; (e) $1,710,000 for the twelve (12) month period ending July 31, 2007; (f) $1,368,000 for the twelve
(12) month period ending August 31, 2007; (g) $1,026,000 for the twelve (12)
month period ending September 30, 2007; (h) $684,000 for the twelve (12) month period ending October 31, 2007; (i) $342,000 for the twelve (12) month period ending November 30, 2007; and (j) $0 for the twelve (12) month period ending
December 31, 2007 and for each twelve (12) month period ending on the last day of each month thereafter.

                  (vi) "Specified Subsidiaries" shall mean, collectively, (a)
Maryland Wire, (b) H& H Tube, (c) H& H Electronic and (d) Hardy &  Harman Ele
(Asia) SdN Bhd., a Malaysian corporation.

            (b) AMENDMENTS TO DEFINITIONS.

                  (i) FINANCING AGREEMENTS. The term "Financing Agreements" as used in the Loan Agreement and in the other Financing Agreements shall be deemed and each such reference is hereby amended to include, in addition and not in limitation, this Amendment No. 10 as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

                  (ii) EBITDA. The definition of "EBITDA" in Section 1.30 of the
            Loan Agreement is hereby amended by deleting such definition in its entirety and replacing it with the following:

                        "1.30 "EBITDA" shall mean, as to any Person, with
            respect to any period, an amount equal to: (a) the Consolidated Net
            Income of such Person for such period, plus (b) depreciation and amortization for such period (to the extent deducted in the computation of Consolidated Net Income of such Person), all in accordance with GAAP, plus (c) Interest Expense for such period (to the extent deducted in the computation of Consolidated Net Income of such Person), plus (d) the Provision for Taxes for such period (to the extent deducted in the computation of Consolidated Net Income of such Person), PLUS (e) the Specified OMG Roofing EBITDA Amount (if
            any) for such period, PLUS (f) non cash accruals for such period for environmental liabilities with respect to the Shpack landfill site located in Attleboro, Massachusetts (to the extent that (i) such accruals were deducted in the computation of Consolidated Net Income of such Person for such period and (ii) the aggregate amount of all such accruals does not exceed $1,538,000), PLUS (g) losses realized during such period in connection with the inventory hedging program of such Person (to the extent that such losses were deducted in the computation of Consolidated Net Income of such Person for such period), MINUS (h) gains realized during such period in connection with the inventory hedging program of such Person (to the extent that such gains were added in the computation of Consolidated Net
            Income of such Person for such period), MINUS (i) cash expenses incurred during such period in connection with environmental liabilities with respect to the Shpack landfill site located in
            Attleboro, Massachusetts."

            (c) INTERPRETATION. Capitalized terms used herein which are not otherwise defined herein shall have the respective meanings ascribed thereto in the Loan Agreement.

      2. FINANCIAL STATEMENTS AND OTHER INFORMATION. Section 9.6(a) of the Loan
Agreement is hereby amended by deleting the word "and" after subsection (ii) of such Section and replacing it with a semicolon. :

            (b) Section 9.6(a) of the Loan Agreement is hereby amended by deleting subsection (iii) from such Section in its entirety and replacing it with the following subsections (iii), (iv) and (v):

                  "(iii) within ninety (90) days after the end of each fiscal year (other than the fiscal years ended December 31, 2003, December
            31, 2004, December 31, 2005 and December 31, 2006), audited consolidated financial statements of Parent and its Subsidiaries
            (including balance sheets, statements of income and loss, statements of cash flow and statements of shareholders' equity) and unaudited consolidating financial statements of Parent and its Subsidiaries
            (including balance sheets and statements of income and loss), and the accompanying notes thereto, all in reasonable detail, fairly presenting in all material respects the financial position and the results of the operations of Parent and its Subsidiaries as of the end of and for such fiscal year, together with the unqualified opinion of independent certified public accountants with respect to the audited consolidated financial statements, which accountants shall be an independent accounting firm selected by Borrowers and acceptable to Agent, that such audited consolidated financial statements have been prepared in accordance with GAAP, and present fairly in all material respects the results of operations and financial condition of Parent and its Subsidiaries as of the end of and for the fiscal year then ended; (iv) within one hundred and fifty (150) days after the end of the fiscal year ended December 31,
            2006, annual unaudited consolidated financial statements of Parent and its Subsidiaries (including balance sheets, statements of income and loss, statements of cash flow, and statements of shareholders'
            equity) and annual unaudited consolidating financial statements of
            Parent and its Subsidiaries (including balance sheets and statements of income and loss), all in reasonable detail, fairly presenting in all material respects the financial position and the results of the operations of Parent and its Subsidiaries as of the end of and for
            the fiscal year then ended, all of which unaudited financial statements and unaudited consolidated financial statements and unaudited consolidating financial statements (other than the statement of federal deferred tax assets and liabilities) shall be certified to be correct by the chief financial officer of Parent, subject to normal year-end adjustments and the absence of footnotes;
            and (v) within one hundred fifty (150) days after the end of the fiscal year ended December 31, 2006, audited consolidated financial statements of WHX and its Subsidiaries (including balance sheets, statements of income and loss, statements of cash flow and statements of shareholders' equity) and unaudited consolidating financial statements of WHX and its Subsidiaries (including balance sheets and statements of income and loss), and the accompanying notes thereto, all in reasonable detail, fairly presenting in all material respects the financial

            position and the results of the operations of WHX and its
            Subsidiaries as of the end of and for such fiscal year, together with the unqualified opinion of independent certified public accountants with respect to the audited consolidated financial statements, which accountants shall be an independent accounting firm selected by WHX and acceptable to Agent, that such audited consolidated financial statements have been prepared in accordance with GAAP, and present fairly in all material respects the results of operations and financial condition of WHX and its Subsidiaries as of the end of and for the fiscal year then ended."

      3. INDEBTEDNESS. Section 9.9(j) of the Loan Agreement is hereby amended by deleting such Section in its entirety and replacing it with the following:

            "(j) [Intentionally Deleted]."

      4. LOANS, INVESTMENTS, ETC. Section 9.10 of the Loan Agreement is hereby amended by (a) deleting "and" appearing at the end of clause (h) of such
Section, (b) deleting the period appearing at the end of clause (i) of such
Section and replacing it with "; and" and (c) adding the following new clauses
(j) and (k) at the end of such Section:

                  "(j) unsecured loans by Parent to WHX on or after the
            Amendment No. 10 Effective Date, the proceeds of which shall be used by WHX solely to make contributions to the WHX Plan, provided, THAT,
            (i) the aggregate amount of any such loan shall not exceed the amount required to be contributed to the WHX Plan as of the date such loan is made, (ii) within thirty (30) days after the end of each fiscal month, Parent shall provide to Agent a report in form and substance satisfactory to Agent of the outstanding amount of such loans as of the last day of the immediately preceding month and indicating any payments received during the immediately preceding month, (iii) the Indebtedness arising pursuant to any such loan shall be evidenced by a promissory note and the single original of such note shall be promptly delivered to Working Capital Agent to hold as part of the Collateral, with such endorsements and/or assignments by WHX as Working Capital Agent may require, (iv) as of the date of any such loan and after giving effect thereto, Parent shall be Solvent, (v) as of the date of any such loan and after giving effect thereto, no Default or Event of Default shall exist or have occurred and be continuing, (vi) the average Excess
            Availability under the Working Capital Loan (as determined by the
            Working Capital Agent) for the thirty (30) consecutive days immediately preceding any such loan shall not have been less than
            $5,000,000, and (vii) on the date of any such loan and after giving effect thereto, Excess Availability under the Working Capital Loan
            (as determined by the Working Capital Agent) shall not be less than
            $4,000,000; and

                  (k) an unsecured loan by Parent to WHX on or after the
            Amendment No. 10 Effective Date for purposes other than those described in Section 9.10(j) hereof, PROVIDED, THAT, (i) the aggregate outstanding amount of such loan shall not exceed the principal amount of $3,500,000 at any time, (ii) within thirty (30)
            days after the end of each fiscal month, Parent shall provide to
            Agent a report in form and substance satisfactory to Agent of the outstanding amount of such loan as of the last day of the
            immediately preceding month and indicating any payments received during the immediately preceding month, (iii) the Indebtedness arising pursuant to such loan shall be evidenced by a promissory note and the single original of such note or shall be promptly delivered to Working Capital Agent to hold as part of the Collateral under the Working Capital Loan Agreement, with such endorsement and/or assignment by WHX as Working Capital Agent may require, (iv)
            as of the date of such loan and after giving effect thereto, Parent shall be Solvent, (v) as of the date of such loan and after giving effect thereto, no Default or Event of Default shall exist or have occurred and be continuing, (vi) the average Excess Availability under the Working Capital Loan (as determined by the Working Capital
            Agent) for the thirty (30) consecutive days immediately preceding such loan shall not have been less than $5,000,000, (vii) on the date of such loan and after giving effect thereto, Excess
            Availability under the Working Capital Loan (as determined by the
            Working Capital Agent) shall not be less than $4,000,000, and (viii)
            such loan shall be repaid in full upon the consummation of the WHX
            Recapitalization with the Net Cash Proceeds from the issuance and sale of Capital Stock of WHX."

      5. FINANCIAL COVENANTS. Section 9.17(a) of the Loan Agreement is hereby amended by deleting such Section and replacing it with the following:

                  "(a) EBITDA. (i) Parent and its Subsidiaries shall not permit
            EBITDA of Parent and its Subsidiaries (other than Specified
            Subsidiaries), on a consolidated basis, for the twelve (12)
            consecutive fiscal months ending on the last day of each fiscal quarter set forth below to be less than the applicable amount set forth below opposite such period:

            ----------------------------------------------------------------
                    Fiscal Quarter End               Minimum EBITDA
            ----------------------------------------------------------------
            March 31, 2007                         $29,100,000
            ----------------------------------------------------------------
            June 30, 2007                          $29,400,000
            ----------------------------------------------------------------
            September 30, 2007                     $29,700,000
             ---------------------------------------------------------------
            December 31, 2007 and each fiscal      $30,000,000
            quarter ending thereafter
            ----------------------------------------------------------------

                  (b) Section 9.17(b) of the Loan Agreement is hereby amended by deleting such Section and replacing it with the following:

                        "(b) [Intentionally Deleted]."

                  (c) Section 9.17(c) of the Loan Agreement is hereby amended by deleting such Section and replacing it with the following:

                  "(c) CAPITAL EXPENDITURES. Parent and it Subsidiaries shall not, directly or indirectly, make or commit to make (whether through purchase, capital lease or otherwise) Capital Expenditures in any twelve (12) consecutive fiscal months ending on the last day of each fiscal quarter in excess of $12,000,000 during such twelve (12)
            consecutive fiscal month period."

            (d) Section 9.17(d) of the Loan Agreement is hereby amended by deleting such Section and replacing it with the following:

                  "(d) LEVERAGE RATIO. Parent and its Subsidiaries shall not permit the Senior Leverage Ratio as of the last day of each fiscal month set forth below to be greater than the applicable ratio set forth below:

            ----------------------------------------------------------------
                     Fiscal Month End             Maximum Leverage Ratio
            ----------------------------------------------------------------
            March 31, 2007                              4.5 to 1
            ----------------------------------------------------------------
            April 30, 2007                              4.5 to 1
            ----------------------------------------------------------------
            May 31, 2007                                4.5 to 1
            ----------------------------------------------------------------
            June 30, 2007                              4.25 to 1
            ----------------------------------------------------------------
            July 31, 2007                              4.25 to 1
            ----------------------------------------------------------------
            August 31, 2007                             4.0 to 1
            ----------------------------------------------------------------
            September 30, 2007                          4.0 to 1
            ----------------------------------------------------------------
            October 31, 2007 and the last day          3.75 to 1"
            of each fiscal month thereafter
            ----------------------------------------------------------------

      6. TERM. Section 13.1(a) of the Loan Agreement is hereby amended by deleting the first sentence from such Section in its entirety and replacing it with the following:

                  "This Agreement and the other Financing Agreements shall
            become effective as of the date set forth on the first page hereof and shall continue in full force and effect for a term ending on
            June 30, 2008 (the "Termination Date"), unless sooner terminated pursuant to the terms hereof."

      7. WAIVER OF EVENTS OF DEFAULT.

                 (a) Subject to the terms and conditions contained herein, Agent and Lenders hereby waive the following Events of Default (collectively, the
"Existing Defaults"):

                  (i) the Event of Default arising under Section 10.1(a)(iii) of the Loan Agreement as a result of the failure of Parent and its Subsidiaries to comply with the terms of Section 9.17(a) of the Loan Agreement with respect to the fiscal quarter ended December 31, 2006; and

                  (ii) the Event of Default arising under Section 10.1(a)(iii)
of the Loan Agreement as a result of the failure of Parent and its Subsidiaries to comply with the terms of Section 9.17(b) of the Loan Agreement with respect to the fiscal quarter ended December 31, 2006.

                 (b) Agent and Lenders have not waived and are not by this
Amendment waiving, and have no present intention of waiving, any other Events of
Default, which may have occurred prior to the date hereof, or may be continuing on the date hereof or any Event of Default which may occur after the date hereof, other than the Existing Defaults, whether the same or similar to the
Existing Defaults or otherwise. Agent and Lenders reserve the right, in their discretion, to exercise any or all of its or their rights and remedies arising under the Financing Agreements, applicable law or otherwise, as a result of any other Events of Default which may have occurred prior to the date hereof, or are continuing on the date hereof, or any Event of Default which may occur after the date hereof, whether the same or similar to the Existing Defaults. Nothing contained herein shall be construed as a waiver of the failure of Borrowers and
Guarantors to comply with the terms of the Loan Agreement and the other
Financing Agreements after the date hereof.

      8. CONDITIONS PRECEDENT. The provisions contained herein shall only be effective upon the satisfaction of each of the following conditions precedent in a manner satisfactory to Agent:

            (a) Agent shall have received this Amendment No. 10, duly
authorized, executed and delivered by Borrowers, Guarantors and all Lenders;

            (b) Agent shall have received, in form and substance satisfactory to
Agent, Amendment No. 13 to the Working Capital Loan Agreement, together with all exhibits and schedules thereto, duly authorized, executed and delivered by each of the parties thereto, which Working Capital Amendment No. 13 shall be in full force and effect;

            (c) Agent shall have received, in form and substance satisfactory to
Agent, an amendment to each of the Mortgages relating to the Real Property of
Borrowers and Guarantors located in the States of Indiana and Connecticut, duly authorized, executed and delivered by the applicable Borrower or Guarantor;

            (d) Agent shall have received, in form and substance satisfactory to
Agent, a true and correct copy of any consent, waiver or approval to or of this
Amendment No. 10 or any other Amendment Documents (as hereinafter defined) which any Borrower or Guarantor is required to obtain from any other Person; and

            (e) After giving effect to the waivers provided by this Amendment, no Default or Event of Default shall exist or have occurred and be continuing.

      9. REPRESENTATIONS, WARRANTIES AND COVENANTS. Each Borrower and Guarantor
hereby represents and warrants to Agent and Lenders the following (which shall survive the execution and delivery of this Amendment No. 10), the truth and accuracy of which representations and warranties are a continuing condition of the Loans to Borrowers:

            (a) on or before April 30, 2007 (or such later date as Agent may agree in its sole discretion), Borrowers shall deliver or cause to be delivered to Agent, in form and substance satisfactory to Agent , (i) a pledge and security agreement by H& H International in favor of Agent with respect to sixty-five (65%) of the issued and outstanding shares of Capital Stock of
Indiana Tube Denmark, duly authorized, executed and delivered by H& H
International; (ii) copies of the originals of the stock certificates (if any)
representing all of the issued and outstanding shares of the Capital Stock of
Indiana Tube Denmark, together with stock powers duly executed in blank with respect thereto, that are delivered to Working Capital Agent under the Working
Capital Amendment No. 13; (iii) if requested by Agent, an opinion of Danish counsel to H& H International with respect to the pledge of such Capital Stock;
and (iv) such other documents, agreements and instruments as Agent may request to create and perfect a security interest in such Capital Stock in favor of
Agent;

            (b) on or before April 30, 2007 (or such later date as Agent may agree in its sole discretion), Borrowers shall deliver or cause to be delivered to Agent, in form and substance satisfactory to Agent (i) a pledge and security agreement by Indiana Tube Denmark in favor of Agent with respect to sixty-five
(65%) of the issued and outstanding shares of Capital Stock of Protechno France, duly authorized, executed and delivered by Indiana Tube Denmark; (ii) copies of the originals of the stock certificates (if any) representing all of the issued and outstanding shares of the Capital Stock of Protechno France, together with stock powers duly executed in blank with respect thereto, that are delivered to
Working Capital Agent under the Working Capital Amendment No. 13; (iii) if requested by Agent, an opinion of Danish counsel to Indiana Tube Denmark with respect to the pledge of such Capital Stock; and (iv) such other documents, agreements and instruments as Agent may request to create and perfect a security interest in such Capital Stock in favor of Agent;

            (c) on or before July 31, 2007 (or such later date as Agent may agree in its sole discretion), Borrowers shall deliver to Agent, in form and substance satisfactory to Agent, an endorsement (or a commitment to issue an endorsement) to the existing title insurance policies relating to Mortgages encumbering the Real Property of Borrowers and Guarantors located in the State of Indiana (i) insuring the priority and amount of such Mortgages (as so amended) and (ii) containing any legally available endorsements, assurances or affirmative coverage requested by Agent for the protection of its interest with respect to such Mortgages (as so amended);

            (d) each Borrower and Guarantor is a corporation duly organized and in good standing under the laws of its jurisdiction of incorporation and is duly qualified as a foreign corporation and in good standing in all states, provinces or other jurisdictions where the nature and extent of the business transacted by it or the ownership of assets makes such qualification necessary, except for those jurisdictions in which the failure to so qualify would not have a Material
Adverse Effect;

            (e) this Amendment, each other agreement or instrument to be executed and delivered by Borrowers and Guarantors in connection herewith
(collectively, together with this Amendment, the "Amendment Documents")
Documents have been duly authorized, executed and delivered by all necessary action on the part of each of the Borrowers and Guarantors which is a party hereto and thereto and, if necessary, their respective stockholders and is in full force and effect as of the Amendment No. 10 Effective Date, and the agreements and obligations of each of the Borrowers and Guarantors contained herein and therein constitute the legal, valid and binding obligations of each of the Borrowers and Guarantors, enforceable against them in accordance with their terms, except as enforceability is limited by bankruptcy, insolvency, moratorium or other similar laws affecting creditors' rights generally and by general equitable principles;

            (f) the execution, delivery and performance of this Amendment No.
10, the other Amendment Documents, (a) are all within each Borrower's and
Guarantor's corporate powers and (b) are not in contravention of law or the terms of any Borrower's or Guarantor's certificate or articles of incorporation, by laws, or other organizational documentation, or any indenture, agreement or undertaking (including, without limitation, the Working Capital Loan Agreement)
to which any Borrower or Guarantor is a party or by which any Borrower or
Guarantor or its property are bound;

            (g) neither the execution and delivery of this Amendment, the other
Amendment Documents, nor the consummation of the transactions contemplated hereby or thereby, nor compliance with the provisions hereof or thereof (i) has resulted in or shall result in the creation or imposition of any Lien upon any of the Collateral, except in favor of Agent, or as expressly permitted by
Section 9.8 of the Loan Agreement, (ii) has resulted in or shall result in the incurrence, creation or assumption of any Indebtedness of any Borrower or
Guarantor, except as expressly permitted under Section 9.9 of the Loan
Agreement; (iii) has violated or shall violate any applicable laws or regulations or any order or decree of any court or Governmental Authority in any respect; (iv) does or shall conflict with or result in the breach of, or constitute a default in any respect under any material mortgage, deed of trust, security agreement, agreement or instrument to which any Borrower or Guarantor is a party or may be bound (including without limitation the Working Capital
Loan Agreement), and (v) violates or shall violate any provision of the
Certificate of Incorporation or By-Laws of any Borrower or Guarantor;

            (h) No action of, or filing with, or consent of any Governmental
Authority, and no approval or consent of any other third party that has not been obtained, is required to authorize, or is otherwise required in connection with, the execution, delivery and performance of this Amendment 10 or the other
Amendment Documents;

            (i) all of the representations and warranties set forth in the Loan
Agreement and the other Financing Agreements, each as amended hereby, are true and correct in all material respects on and as of the Amendment No. 10 Effective
Date as if made on the Amendment No. 10 Effective Date, except to the extent any

                                       10

such representation or warranty is made as of a specified date, in which case such representation or warranty shall have been true and correct in all material respects as of such date;

            (j) the Working Capital Amendment No. 13 has been executed and delivered by all parties thereto and is in full force and effect; and

            (k) after giving effect to waivers provided by this Amendment and the other Amendment Documents, no Default or Event of Default exists or has occurred and is continuing.

      10. GENERAL RELEASE. Each Borrower and Guarantor may have certain Claims
(as hereinafter defined) against the Released Parties (as hereinafter defined)
regarding or relating to the Loan Agreement or the other Financing Agreements.
Agent, the Lenders, Borrowers and Guarantors desire to resolve each and every one of such Claims in conjunction with the execution of this Amendment and thus each Borrower and Guarantor makes the release contained in this Section 14. In consideration of Agent's and Lenders' entering into this Amendment and agreeing to the substantial concessions as set forth herein, each Borrower and Guarantor hereby fully and unconditionally releases and forever discharges Agent and each
Lender and their respective directors, officers, employees, subsidiaries, branches, affiliates, attorneys, agents, representatives, successors and assigns and all persons, firms, corporations and organizations acting on any of their behalves (collectively, the "Released Parties"), of and from any and all claims, allegations, causes of action, costs or demands and liabilities, of whatever kind or nature, from the beginning of the world to the date on which this
Amendment is executed, whether known or unknown, liquidated or unliquidated, fixed or contingent, asserted or unasserted, foreseen or unforeseen, matured or unmatured, suspected or unsuspected, anticipated or unanticipated, which such
Borrower or Guarantor has, had, claims to have had or hereafter claims to have against the Released Parties by reason of any act or omission on the part of the
Released Parties, or any of them, occurring prior to the date on which this
Amendment is executed, including on account of or in any way affecting, concerning or arising out of or founded upon this Amendment up to and including the date on which this Amendment is executed, including all such loss or damage of any kind heretofore sustained or that may arise as a consequence of the dealings among the parties up to and including the date on which this Amendment is executed, including the administration or enforcement of the Loans, the
Obligations, the Loan Agreement or any of the other Financing Agreements
(collectively, all of the foregoing are the "Claims"). Each Borrower and
Guarantor represents and warrants that it has no knowledge of any claim by it against the Released Parties or of any facts or acts or omissions of the
Released Parties which on the date hereof would be the basis of a claim by such
Borrower or Guarantor against the Released Parties which is not released hereby.
Each Borrower and Guarantor represents and warrants that the foregoing constitutes a full and complete release of all Claims.

      11. EFFECT OF THIS AGREEMENT. Except as expressly amended or waived pursuant hereto, no other changes, waivers or modifications to the Financing
Agreements are intended or implied, and in all other respects the Financing
Agreements are hereby specifically ratified, restated and confirmed by all parties hereto as of the Amendment No. 10 Effective Date. To the extent that any

                                       11

provision of the Loan Agreement or any of the other Financing Agreements are inconsistent with the provisions of this Amendment, the provisions of this
Amendment shall control.

     12. FURTHER ASSURANCES. Borrowers and Guarantors shall execute and deliver such additional documents and take such additional action as may be requested by
Agent to effectuate the provisions and purposes hereof.

     13. GOVERNING LAW. The validity, interpretation and enforcement of this
Amendment and the other Financing Agreements (except as otherwise provided therein) and any dispute arising out of the relationship between the parties hereto, whether in contract, tort, equity or otherwise, shall be governed by the internal laws of the State of New York but excluding any principles of conflicts of law or other rule of law that would cause the application of the law of any jurisdiction other than the laws of the State of New York.

     14. BINDING EFFECT. This Amendment shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns.

     15. HEADINGS. The headings listed herein are for convenience only and do not constitute matters to be construed in interpreting this Amendment.

     16. COUNTERPARTS. This Amendment may be executed in any number of counterparts, each of which shall be an original, but all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of this Amendment by telefacsimile or other electronic method of transmission shall have the same force and effect as the delivery of an original executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telefacsimile or other electronic method of transmission shall also deliver an original executed counterpart, but the failure to do so shall not affect the validity, enforceability or binding effect of this Amendment.

                            [Signature page follows]

      IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 10 to be executed on the day and year first above written.

                                 AGENT

                                 STEEL PARTNERS II, L.P., as Lender and Agent

                                 By: STEEL PARTNERS, L.L.C., as general
                                     partner

                                 By: /s/ Warren G. Lichtenstein
                                 ------------------------------
                                 Name: Warren G. Lichtenstein
                                 Title:  Managing Member

                                 BORROWERS

                                 HANDY &  HARMAN

                                 By: /s/ Robert K. Hynes
                                     ------------------
                                     Name: Robert K. Hynes
                                     Title: VP &  CFO

                                 OMG, INC.

                                 By: /s/ Robert K. Hynes
                                     ------------------
                                     Name: Robert K. Hynes
                                     Title: VP &  Treasurer

                                 CONTINENTAL INDUSTRIES, INC.

                                 By: /s/ Robert K. Hynes
                                     ------------------
                                     Name: Robert K. Hynes
                                     Title: VP &  Treasurer

                                 MARYLAND SPECIALTY WIRE, INC.

                                 By: /s/ Robert K. Hynes
                                     ------------------
                                     Name: Robert K. Hynes
                                     Title: VP &  Treasurer

                                 HANDY &  HARMAN TUBE COMPANY, INC.

                                 By: /s/ Robert K. Hynes
                                     ------------------
                                     Name: Robert K. Hynes
                                     Title: VP &  Treasurer

                                 CAMDEL METALS CORPORATION

                                 By: /s/ Robert K. Hynes
                                     ------------------
                                     Name: Robert K. Hynes
                                     Title: VP &  Treasurer

                                 CANFIELD METAL COATING CORPORATION

                                 By: /s/ Robert K. Hynes
                                     ------------------
                                     Name: Robert K. Hynes
                                     Title: VP &  Treasurer

                                 MICRO-TUBE FABRICATORS, INC.

                                 By: /s/ Robert K. Hynes
                                     ------------------
                                     Name: Robert K. Hynes
                                     Title: VP &  Treasurer

                                 INDIANA TUBE CORPORATION

                                 By: /s/ Robert K. Hynes
                                     ------------------
                                     Name: Robert K. Hynes
                                     Title: VP &  Treasurer

                                 LUCAS-MILHAUPT, INC.

                                 By: /s/ Robert K. Hynes
                                     ------------------
                                     Name: Robert K. Hynes
                                     Title: VP &  Treasurer

                                 HANDY &  HARMAN ELECTRONIC MATERIALS
                                 CORPORATION

                                 By: /s/ Robert K. Hynes
                                     ------------------
                                     Name: Robert K. Hynes
                                     Title: VP &  Treasurer

                                 SUMCO INC.

                                 By: /s/ Robert K. Hynes
                                     ------------------
                                     Name: Robert K. Hynes
                                     Title: VP &  Treasurer

                                 OMG ROOFING, INC.

                                 By: /s/ Robert K. Hynes
                                     ------------------
                                     Name: Robert K. Hynes
                                     Title: VP &  Treasurer

                     [SIGNATURE PAGES CONTINUE ON NEXT PAGE]

                 [SIGNATURE PAGES CONTINUED FROM PREVIOUS PAGE]

                                 GUARANTORS
                                 HANDY &  HARMAN OF CANADA, LIMITED

                                 By: /s/ Robert K. Hynes
                                     ------------------
                                     Name: Robert K. Hynes
                                     Title: VP &  Treasurer

                                 ELE CORPORATION

                                 By: /s/ Robert K. Hynes
                                     ------------------
                                     Name: Robert K. Hynes
                                     Title: VP &  Treasurer

                                 ALLOY RING SERVICE INC.

                                 By: /s/ Robert K. Hynes
                                     ------------------
                                     Name: Robert K. Hynes
                                     Title: VP &  Treasurer

                                 DANIEL RADIATOR CORPORATION

                                 By: /s/ Robert K. Hynes
                                     ------------------
                                     Name: Robert K. Hynes
                                     Title: VP &  Treasurer

                                 H&H PRODUCTIONS, INC.

                                 By: /s/ Robert K. Hynes
                                     ------------------
                                     Name: Robert K. Hynes
                                     Title: VP &  Treasurer

                                 HANDY &  HARMAN AUTOMOTIVE GROUP, INC.

                                 By: /s/ Robert K. Hynes
                                     ------------------
                                     Name: Robert K. Hynes
                                     Title: VP &  Treasurer

                                 HANDY &  HARMAN INTERNATIONAL, LTD.

                                 By: /S/ROBERT K. HYNES
                                     Name: Robert K. Hynes
                                     Title: VP &  Treasurer

                                 HANDY &  HARMAN PERU, INC.

                                 By: /s/ Robert K. Hynes
                                     ------------------
                                     Name: Robert K. Hynes
                                     Title: VP &  Treasurer

                                 KJ-VMI REALTY, INC.

                                 By: /s/ Robert K. Hynes
                                     ------------------
                                     Name: Robert K. Hynes
                                     Title: VP &  Treasurer

                                 PAL-RATH REALTY, INC.

                                 By: /s/ Robert K. Hynes
                                     ------------------
                                     Name: Robert K. Hynes
                                     Title: VP &  Treasurer

                                 PLATINA LABORATORIES, INC.

                                 By: /s/ Robert K. Hynes
                                     ------------------
                                     Name: Robert K. Hynes
                                     Title: VP &  Treasurer

                                 SHEFFIELD STREET CORPORATION

                                 By: /s/ Robert K. Hynes
                                     ------------------
                                     Name: Robert K. Hynes
                                     Title: VP &  Treasurer

                                 SWM, INC.

                                 By: /s/ Robert K. Hynes
                                     ------------------
                                     Name: Robert K. Hynes
                                     Title: VP &  Treasurer

                                 WILLING B WIRE CORPORATION

                                 By: /s/ Robert K. Hynes
                                     ------------------
                                     Name: Robert K. Hynes
                                     Title: VP &  Treasurer